                                                                 EXHIBIT e(1)(c)

                                 AMENDMENT NO. 2

                          MASTER DISTRIBUTION AGREEMENT
                                     BETWEEN
                                AIM GROWTH SERIES
                          (CLASS A AND CLASS C SHARES)
                                       AND
                            A I M DISTRIBUTORS, INC.

         The Master Distribution Agreement (the "Agreement"), dated May 3, 1999, as amended September 1, 1999, by and between AIM Growth Series, a Delaware business trust, and A I M Distributors, Inc., a Delaware corporation, is hereby amended as follows:

         Appendix A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "APPENDIX A
                                       TO
                          MASTER DISTRIBUTION AGREEMENT
                                       OF
                                AIM GROWTH SERIES


CLASS A SHARES                          CLASS C SHARES
--------------                          --------------
AIM Basic Value Fund                    AIM Basic Value Fund
AIM Euroland Growth Fund                AIM Euroland Growth Fund
AIM Japan Growth Fund                   AIM Japan Growth Fund
AIM Mid Cap Equity Fund                 AIM Mid Cap Equity Fund
AIM Small Cap Growth Fund               AIM Small Cap Growth Fund"

         All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Date: June 12, 2000

                                            AIM GROWTH SERIES


Attest: /s/ OFELIA M. MAYO                  By: /s/ ROBERT H. GRAHAM
       ----------------------------            ---------------------------------
       Assistant Secretary                     President

(SEAL)

                                            A I M DISTRIBUTORS, INC.


Attest: /s/ OFELIA M. MAYO                  By: /s/ MICHAEL J. CEMO
       ----------------------------            ---------------------------------
       Assistant Secretary                     President

(SEAL)